================================================================================



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                   -----------

        Date of Report (date of earliest event reported):   November 2, 2006
                                                          ----------------------


                                   AWARE, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Massachusetts                000-21129                 04-2911026
----------------------------        -----------            -------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


                    40 Middlesex Turnpike, Bedford, MA, 01730
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000


                                 Not Applicable
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2006, Aware, Inc. issued the press release, attached to this Form 8-K as Exhibit 99.1, describing the results of operations and financial condition of the company as of and for the quarter ended September 30, 2006.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this report:

(c) EXHIBITS.

 Number                Description
 ------                -----------
   99.1                Press release issued by Aware, Inc. on November 2, 2006


 -------------------------------------------------------------------------------



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     AWARE, INC.


Dated: November 2, 2006                              By: /s/ Michael A. Tzannes
       ----------------                                  ----------------------
                                                         Michael A. Tzannes
                                                         Chief Executive Officer

                                  EXHIBIT INDEX


 Number                Description
 ------                -----------

   99.1                Press release issued by Aware, Inc. on November 2, 2006.


















                                      -3-